UNITED  STATES
                    SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Check  the  appropriate  box:

[  ]  Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]  Definitive  Information  Statement


                              NETSALON CORPORATION
                (Name of Registrant as Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:


[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

     (4)  Date  Filed:

             INFORMATION STATEMENT       Confidential Copy No._____





                              NETSALON CORPORATION




                              INFORMATION STATEMENT










            The date of this Information Statement is March 17, 2003

                                TABLE OF CONTENTS
                                                                            Page
1.     General  Information                                                   4
2.     Proposal  1  -  Approval  of  Increase  in Authorized Common Stock     5
3.     Proposal  2  -  Approval  of  Name  Change                             6
4.     Proposal  3  -  Election  of  Directors                                7
5.     Directors  and  Executive  Officers                                   10
6.     Section  16(a)  Beneficial  Reporting  Compliance                     10
7.     Executive  Compensation                                               11
8.     Security  Ownership  of  Certain Beneficial Owners and Management     12
Appendix  A  -  Certificate  of  Amendment                                   14

     NETSALON  CORPORATION
     2235  West  1st  Street
     Fort  Myers,  Florida  33901

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of NetSalon Corporation, a Delaware corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's Common Stock (the "Voting Capital Stock") of proposals (the "Proposals") (i) to approve an amendment to the Certificate of Incorporation to increase the authorized common stock to 200,000,000 shares from 100,000,000 shares, par value $.001 per share ("Proposal 1"); (ii) to approve an amendment to the Certificate of Incorporation of the Company to change the name of the Company to Military Communications Technologies, Inc. ("Proposal 2"); and (iii) to confirm the election of seven persons to the Company's board of directors ("Proposal 3").

     The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for future needs. The Board also desires to change the Company's name to more accurately reflect the Company's new business. Finally, the Board recommends approval of the persons nominated for re-election as directors of the Company.

     This information statement is being first sent to stockholders on or about March 17, 2003. The Company anticipates that the Amendment to its Certificate of Incorporation will become effective on or about April 7, 2003.

     WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY
     AND  YOU  ARE  REQUESTED  NOT  TO  SEND  US  A  PROXY

Vote  Required

     The vote which was required to approve Proposal 1 and Proposal 2 was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. The vote which was required to approve Proposal 3 for election of directors was those seven directors receiving the greatest number of affirmative votes.

     The record date for purposes of determining the number of outstanding shares of Common Stock of the Company, and for determining stockholders entitled to vote, is the close of business on January 24, 2003 (the "Record Date"), the day on which the Board of Directors of the Company adopted the resolution setting forth and recommending the Proposals. As of the Record Date, the Company had outstanding 99,750,000 shares of Common Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Signature Stock Transfer, Inc., Addison, Texas.

Vote  Obtained  -  Section  228  of  the  Delaware  General  Corporation  Law

     A Consent in Lieu of a Meeting of Shareholders of the Corporation (the "Consent to Action") adopting and approving the Amendment has been executed by the holders of a majority of the outstanding shares of Common Stock of the Company. The Consent to Action was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the shareholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities and Exchange Act of 1934 ("Exchange Act")and the rules thereunder solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the Consent to Action and the approval of the matters thereunder will be effective 20 calendar days following the mailing of this Information Statement. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware General Corporation Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                   PROPOSAL  1
                             INCREASE THE AUTHORIZED
                           CAPITAL  STOCK  OF  THE  COMPANY

General

     On January 24, 2003 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 200,000,000 shares, par value $0.001 per share, from 100,000,000 shares, par value $0.001 per share. The number of authorized shares of preferred stock, par value $0.001 shall remain at 20,000,000 shares. On February 10, 2003, the Proposal was approved by written consent of holders of a majority of the Company's Common Stock.

Increase  in  Authorized  Capital  Stock

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Common Stock for action by written consent the proposed amendment to Article 4 of the Company's Certificate of Incorporation to increase the authorized common stock from 100,000,000 shares to 200,000,000 shares, par value$0.001 per share. The number of authorized shares of preferred stock, par value $0.001 shall remain at 20,000,000 shares. The Board of Directors has fixed the close of business on January 24, 2003 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 99,750,000 shares of Common Stock held by approximately 2,000 shareholders of record. A copy of the Company's proposed Certificate of Amendment effectuating the increase is attached hereto as Appendix A.

The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of Common Stock in an amount adequate to provide for the Company's future needs. The additional shares also will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by increasing the authorized common stock to 200,000,000 shares. In the judgment of the Board of Directors, this increase is necessary in order to attract potential new equity capital and carry out the Company's business objectives.

Certain  Matters  Related  to  the  Proposal

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                                    PROPOSAL  2
                        CHANGE THE NAME OF THE COMPANY TO
                   MILITARY COMMUNICATIONS TECHNOLOGIES, INC.

General

     On January 24, 2003 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to change the name of the Company to Military Communications Technologies, Inc. On February 10, 2003, the Proposal was approved by written consent of holders of a majority of the Company's Common Stock.

Change  in  corporate  name

     The Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Common Stock for action by written consent the proposed amendment to Article 1 of the Company's Certificate of Incorporation to change the name of the corporation to Military Communications Technologies, Inc. The Board of Directors has fixed the close of business on January 24, 2003 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 99,750,000 shares of Common Stock held by approximately 2,000 shareholders of record. A copy of the Company's proposed Certificate of Amendment effectuating the name change is attached hereto as Appendix A.

     The Board of Directors believes that it is advisable and in the Company's best interests to change the name of the corporation to better reflect the ongoing business of the Company which will be predominantly the prior business of Military Communications Technologies PTY, Ltd., a portion of which was acquired by the Company. The Board believes this will assist in avoiding confusion among shareholders and will assist the Company in obtaining financing.

     The Company will seek to have its symbol changed on the Nasdaq to the symbol MLTY immediately after approval and filing of the name change.

Certain  Matters  Related  to  the  Proposal

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

                                   PROPOSAL  3
                              ELECTION OF DIRECTORS

     Currently, the Board of Directors of the Company consists of seven persons, each having a term of office of one year. At each annual meeting of shareholders, directors will be elected for a full term of one year.

     The Board has nominated Michael Roux, Lance A. Perry, Peter Hayes, Charles Wantrup, Roger May, and David Lockwood as directors, each to serve a one year term until the 2004 annual meeting of shareholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the Company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve.

     The six nominees received a plurality of the votes cast in connection with the written consent of holders of a majority of the Company's Common Stock dated February 10, 2003.

     Certain  information  about  the  director  nominees,  is  furnished below.

     Michael Roux is a Director and Advisor with the Deutsche Bank AG. He is also a Board Member of a number of public and private sector Boards, including the Victorian Funds Management Corporation and myinternet Limited. He is Australia's only international ambassador for the World Economic Forum, the pre-eminent global business organization based in Geneva, Switzerland. He is Chairman of the Australian Davos Connection, a not-for-profit business organization established by the Australian Foundation Members and participants of the World Economic Forum committed to improving the state of the World. Michael previously held a number of senior management roles in academia, the private sector and government. These included Chairman of Vic Super Pty Ltd and the Victorian Superannuation Board, as well as Executive Director of the Victorian Government's Office of State Owned Enterprises, Deputy Secretary of the Department of Treasury and Chief Executive of the Victorian Government Office of Trade and Investment. He was also Chairman and Managing Director of the Accident Compensation Commission; Chairman and Chief Executive Officer of the Transport Accident Commission and Chairman and Managing Director of the Road Traffic Authority. He was previously Executive Chairman of the Motor Accident Board and Director-General of the Victorian Department of Employment and Training, Executive Chairman of the Government Housing Employee Authority and a member of the Public Service Board.

     Peter Hayes is one of her Majesty's Counsel. He went to the bar in 1973 and became a barrister in 1988. In his 30 years in practice in Victoria and throughout Australia Peter has had a wide and varied practice, principally in areas of commercial law. He has appeared as counsel in a number of major trials in the commercial list of the Victorian Supreme Court and in other courts around Victoria and Australia. He has appeared extensively in all jurisdictions in Australia including the High Court and the Court of Appeal and the Full Federal Court.

     Charles Wantrup has been practicing exclusively as a commercial solicitor for over 25 years and is also a member of the New South Wales Bar. He has extensive experience in funding and financing, taxation law and practice, intellectual property law, industrial relations, international trade and investment and in corporations law, capital raising and mergers and acquisitions. He has pioneering experience in the establishment and structuring of high technology companies, mining joint ventures and venture capital funds. Mr. Wantrup was general counsel to the Computer Power Group, at the time the largest Australian owned computer company. He worked with Computer Power to establish CP Ventures Ltd as a licensed Management & Investment Company, which was listed on ASX and which, through a series of takeovers became the largest venture capital fund of its day. Mr. Wantrup is or has been counsel to eight other publicly listed companies in the mining and high tech industries. He remains a director of Strata Resources NL, a non-listed public company, and is a director of Online e-Media Limited. Mr. Wantrup is also an associate of International Counsel S.A., an international legal and advisory firm, an associate of WKF Bankers, a private banking firm, and the founding partner of Wantrup & Associates, an Australian commercial law firm.

     Roger May. Moving from Australia to the United States in the 1980s, Roger has more than 27 years of high-level business experience in the field of telecommunications marketing and the implementation of national and international distribution networks. He has been engaged in the capital raising for many high-tech ventures, especially those requiring start-up expertise and the implementation and establishment of broad based marketing and distribution. In 1997 he was appointed Chief Executive Officer of a NASDAQ administered over-the-counter bulletin board public company, which he merged with Advanced Communications Technologies Inc in 1999 using extensive knowledge of the communications industry's needs, markets and evolving technologies in the US, EEC and Australia. He is the founder of SDR Communications Technologies and the Spectrucell project.

     David Lockwood was educated in Melbourne and has spent his working career dealing with local and Australian businesses. In 1981 he joined Touche Ross & Co. After training with Touche Ross & Co (now KPMG through its antecedent firms), and two overseas assignments covering two and a half years to the United Kingdom, David moved his family to Adelaide to join State Bank of South
Australia in 1990. There he was responsible for many successful large Australian and International workouts of financially distressed businesses, including some leading public and private Australian companies. He was responsible for decisions as to debt levels (tier one and mezzanine), raising equity and dealing with syndicated loans and join venture agreements. In 1993 he joined the antecedent firm of Sims Lockwood & Partners and opened the Melbourne office, expanding its operations to a five partner practice with 60 staff. David was also responsible for setting up interstate affiliated offices in two Australian states.

     Lance Perry has over 20 years of high-level business experience in the field of software development and technology. From the mid-1980s until 1994, Lance had served in executive, sales and administrative roles with Editors Choice Software, Emergency Networks and Standard Computer. From 1994 until 1998, Lance founded and served as CEO of The Synet Corporation, a business and technology-consulting firm that specialized in E-commerce, content aggregation and technical development. Mr. Perry was the original founder and is the CEO of NetSalon Corporation the Company's subsidiary, and he formed its core vision, distribution channel partnerships, launched its product and services strategy, managed the technical team and negotiated high level deals with Microsoft and NBCi. Mr. Perry has served as President, Chief Executive Officer and a director of The NetSalon Corporation since April 1, 2002, a NASDAQ administered over-the-counter bulletin board public company, which he further developed in 2003, along with his fellow board members, to form Military Communications Technologies, Inc.

DIRECTORS  AND  EXECUTIVE  OFFICERS

The  Officers  of  the  Company  are  as  follows:


      Name          Age      Positions  and  Offices  Held
      ----          ---      --------------------------

Lance A. Perry      40       President,  Chief  Executive  Officer
                             And  Director


There is no family relationship between any Director or Executive Officer of NetSalon Corporation. Disclosure with respect to the backgrounds of each of the officers is set forth under Proposal 3, above.

SECTION  16(a)  BENEFICIAL  REPORTING  COMPLIANCE

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

EXECUTIVE  COMPENSATION

The following table sets forth information regarding executive compensation for the Company's officers who received compensation in excess of $100,000 for the fiscal years ended June 30, 2002 and 2001. No amounts were paid to any executive officer during the fiscal year ended June 30, 2000.

                            SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                               ------------------------------------    ----------------------------------------
                                                                                  AWARDS                PAYOUTS
                                                                       ----------------------------     -------
                                                                                       SECURITIES
                                                           OTHER       RESTRICTED      UNDERLYING                      ALL OTHER
                                                          ANNUAL          STOCK         OPTIONS/         LTIP           COMPEN-
NAME/TITLE                     SALARY       BONUS          COMP.         AWARDS           SARS          PAYOUTS         SATION
YEAR                            $            $               $              $             #(1)             $               $
----------------               --------     ---------     ---------    ----------    --------------     -------       -----------
 Lance A. Perry
      President
           2002                $45,000 (1)    -0-           -0-            -0-            -0-              -0-               -0-

 Mark S. Manuel
      CEO
           2002               $120,000 (2)    -0-           -0-            -0-            -0-              -0-               -0-
           2001               $180,000 (3)    -0-           -0-            -0-            -0-              -0-               -0-

 Robert Proctor
      Former COO
           2002               $150,000 (4)    -0-           -0-            -0-            -0-              -0-               -0-

(1) All $45,000 of this salary was deferred. The Company loaned Mr. Perry $24,213 during the year ended June 30, 2002.
(2)  All  $120,000  was  deferred  and  then waived by Mr. Manuel as of June 30,
2003.
(3) $62,000 of this salary was deferred and then waived by Mr. Manuel as of June 30, 2002
(4) $75,000 of this salary was deferred. The Company loaned Mr. Proctor $20,236 during the year ended June 30, 2002.

                              SECURITY OWNERSHIP OF
     CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of February 17, 2003, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the executive officers of the Company; (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.



Title of           Name and Address                        Amount and Nature  Percent of
Class              of Beneficial Owner                     of Beneficial      Class2
                   Ownership

                   Global Investments Fund Pty Ltd.1
Common             341 Queen Street
Stock              Melbourne 3000, Australia                      46,610,768        46.7%

                   Roger May1
Common             341 Queen Street
Stock              Melbourne 3000, Australia                      77,860,768        78.1%

                   International Investment Services1
Common             c/o Pridie Brewster & Co
Stock              Guillford, Surry, United Kingdom               30,000,000        30.1%

                   Michael Roux
                   c/o Global Investments Fund Pty Ltd.
Common             341 Queen Street
Stock              Melbourne 3000, Australia                       1,000,000         1.0%

                   Peter Hayes
Common             Lonsdale Street
Stock              Melbourne 3000, Australia                       1,000,000         1.0%

                   David Lockwood
Common             Bourke Street
Stock              Melbourne 3000, Australia                       1,000,000         1.0%

                   Charles Wantrup
Common             LaTrobe and Russell Street
Stock              Melbourne 3000, Australia                         250,000        0.25%

                   Lance A. Perry
                   9850 South Maryland Parkway
Common             No. 5-155
Stock              Las Vegas, NV 89123                             2,000,000         2.0%

Common             All Directors and Officers as a group
Stock              (six persons)                                  83,861,768        84.1%

1) Mr. May is the beneficial owner of the shares held by Global Investments Fund Pty Ltd Mr. May disclaims beneficial ownership of the shares held by International Investment Services, but may be deemed to be the beneficial owner under some circumstances.


                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                               /s/ Roger May
                              ____________________________________
                              Roger  May
Executive  Director
March  17,  2003
Melbourne,  Australia

                                  APPENDIX - A

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                                       OF
                              NETSALON CORPORATION

     NetSalon Corporation, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST:  That  pursuant  to  Unanimous  Written  Consent of the Directors of
NetSalon Corporation in Lieu of a Meeting of the Board of Directors, a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling for the written consent in lieu of meeting of the Shareholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the First Article thereof so that, as amended said Article shall be read as follows:

"The name of the Corporation shall be Military Communications Technologies, Inc."

RESOLVED FURTHER, That the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be read as follows:

"The aggregate number of shares which this Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of $.001 par value each, which shares shall be designated "Common Stock"; and Twenty Million (20,000,000) shares of $.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by this Certificate of Incorporation or the General Corporation Law of Delaware.

1. Dividends. Dividends in cash, property or shares shall be paid upon the Preferred Stock for any year on a cumulative or noncumulative basis as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, to the extent earned surplus for each such year is available, in an amount as determined by a resolution of the Board of Directors. Such Preferred Stock dividends shall be paid pro rata to holders of Preferred Stock in any amount not less than nor more than the rate as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. No other dividend shall be paid on the Preferred Stock.

Dividends in cash, property or shares of the Corporation may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law, except that no Common Stock dividend shall be paid for any year unless the holders of Preferred Stock, if any, shall receive the maximum allowable Preferred Stock dividend for such year.

2. Distribution in Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, first pro rata to the holders of the Preferred Stock until an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, has been distributed per share, and, then, the remainder pro rata to the holders of the Common Stock.

3. Redemption. The Preferred Stock may be redeemed in whole or in part as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock, upon prior notice to the holders of record of the Preferred Stock, published, mailed and given in such manner and form and on such other terms and conditions as may be prescribed by the Bylaws or by resolution of the Board of Directors, by payment in cash or Common Stock for each share of the Preferred Stock to be redeemed, as determined by a resolution of the Board of Directors prior to the issuance of such Preferred Stock. Common Stock used to redeem Preferred Stock shall be valued as determined by a resolution of the Board of Directors prior to or arising from fractional shares shall be treated as rights to or arising from one share. No such purchase or retirement shall be made if the capital of the corporation would be impaired thereby.

If less than all the outstanding shares are to be redeemed, such redemption may be made by lot or pro rata as may be prescribed by resolution of the Board of Directors; provided, however, that the Board of Directors may alternatively invite from shareholders offers to the Corporation of Preferred Stock at less than an amount to be determined by a resolution of the Board of Directors prior to issuance of such Preferred Stock, and when such offers are invited, the Board of Directors shall then be required to buy at the lowest price or prices offered, up to the amount to be purchased.

From  and  after  the  date  fixed  in any such notice as the date of redemption
(unless default shall be made by the Corporation in the payment of the redemption price), all dividends on the Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate.

4. Voting Rights. Each outstanding share of Common Stock shall be entitled to one vote and each fractional share of Common Stock shall be entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise provided by this Certificate of Incorporation or the General Corporation Law of Delaware, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

Shares of Preferred Stock shall only be entitled to such vote as is determined by the Board of Directors prior to the issuance of such stock, except as required by law, in which case each share of Preferred Stock shall be entitled to one vote.

5. Conversion Rights. Holders of shares of Preferred Stock may be granted the right to convert such Preferred Stock to Common Stock of the Corporation on such terms as may be determined by the Board of Directors prior to issuance of such Preferred Stock."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, the shareholders of the corporation by written consent in accordance with
Section 228 of the General Corporation Law of the State of Delaware voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said NetSalon Corporation has caused this certificate to be signed and attested to by Lance Perry, its Chief Executive Officer and acting Secretary, respectively, this 11th day of February, 2003.

NetSalon  Corporation,  a  Delaware  corporation

By:     /s/  Lance  Perry
     Lance  Perry,  Chief  Executive  Officer

ATTESTED:

By:     /s/  Lance  Perry
     Lance  Perry,  Secretary